March 28, 2019

SYMONS VALUE INSTITUTIONAL FUND (the “Fund”)

Supplement to the Prospectus and Statement of Additional Information dated February 25, 2019, as supplemented February 26, 2019.

Class II shares were added by a prospectus effective February 25, 2019. The Board of Trustees of Unified Series Trust approved the conversion of the Fund’s Class I shares into Class II shares, which conversion took place after the close of business on March 27, 2019. Please note that the ticker symbol for the surviving share class is “SVTIX”.

Effective immediately, the changes described below are made to the Fund’s prospectus and SAI. You will receive a new form of the prospectus reflecting these changes.

•	All references to Class I shares are removed.
•	The designation “Class II” is removed from the surviving share class.

The Fees and Expenses of the Fund and Expense Example sub-sections in the Summary Section of the prospectus is deleted and replaced as follows:

Fees and Expenses of the Fund

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Management Fees	0.90%
Distribution (12b-1) Fees	NONE
Other Expenses
Administrative Services Fees	0.10%
Remaining Other Expenses	0.43%
Acquired Fund Fees and Expenses	0.01%
Total Annual Fund Operating Expenses	1.44%
Fee Waiver and/or Expense Reimbursement1	(0.46%)
Total Annual Fund Operating Expenses (After Fee Waiver and/or Expense Reimbursement)	0.98%

1	The adviser contractually has agreed to waive its management fee and/or reimburse expenses so that total annual Fund operating expenses, excluding portfolio transaction and other investment-related costs (including brokerage fees and commissions); taxes; borrowing costs (such as interest and dividend expenses on securities sold short); acquired fund fees and expenses; fees and expenses associated with investments in other collective investment vehicles or derivative instruments (including for example option and swap fees and expenses); expenses incurred in connection with any merger or reorganization; extraordinary expenses (such as litigation expenses, indemnification of Trust officers and Trustees and contractual indemnification of Fund service providers); and other expenses that the Trustees agree have not been incurred in the ordinary course of the Fund’s business, do not exceed 0.97% of the average daily net assets through March 31, 2022. This expense cap may not be terminated prior to this date except by the Board of Trustees. Each waiver/expense payment by the Adviser is subject to recoupment by the Adviser from the Fund in the three years following the date the particular waiver/expense payment occurred, but only if such recoupment can be achieved without exceeding the annual expense limitation in effect at the time of the waiver/expense payment and any expense limitation in effect at the time of the recoupment.

Expense Example:

This Example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. The Example assumes that you invest $10,000 in the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The Example also assumes that your investment has a 5% return each year, the Fund’s operating expenses remain the same, and the expense reduction/reimbursement described above remains in place for the contractual period only. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

1 Year	3 Years	5 Years	10 Years
$ 100	$ 312	$ 648	$ 1,598

You should read this supplement in conjunction with the Fund’s Prospectus and Statement of Additional Information, each dated February 25, 2019, as supplemented on February 26, 2019, and retain it for future reference.